A Focus on Rebuilding - A Vision for Growth

Morgan Stanley
13th Annual Global Electricity & Energy Conference

Leo Denault
Executive Vice President and Chief Financial Officer
March 16, 2006

Entergy®

Safe Harbor and Reg G Compliance

In this presentation and from time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Except to the extent required by federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in these statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases and negotiations, including various performance-based rate discussions and implementation of new Texas legislation, and other regulatory proceedings, including those related to Entergy's System Agreement, Entergy's utility supply plan, recovery of storm costs, and recovery of fuel and purchased power costs, Entergy's ability to manage its operation and maintenance costs, the performance of Entergy's generating plants, and particularly the capacity factors at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities, the ability to hedge, sell power forward or otherwise reduce the market price risk associated with those facilities, including the Non-Utility Nuclear plants, and the prices and availability of fuel and power Entergy must purchase for its utility customers, and Entergy's ability to meet credit support requirements for fuel and power supply contracts, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt, execute its share repurchase program, and fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, changes in general corporate ratings, and changes in the rating agencies' ratings criteria, changes in inflation, interest rates, and foreign currency exchange rates, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, volatility and changes in markets for electricity, natural gas, uranium, and other energy-related commodities, changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, the establishment of a regional transmission organization that includes Entergy's utility service territory, and the application of market power criteria by the FERC, changes in regulation of nuclear generating facilities and nuclear materials and fuel, including possible shutdown of nuclear generating facilities, particularly those in the northeastern United States, uncertainty regarding the establishment of interim or permanent sites for spent nuclear fuel storage and disposal, resolution of pending or future applications for license extensions or modifications of nuclear generating facilities, changes in law resulting from the new federal energy legislation, including the effects of PUHCA repeal, changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, mercury, and other substances, the economic climate, and particularly growth in Entergy's service territory, variations in weather and the occurrence of hurricanes and other storms and disasters, including uncertainties associated with efforts to remediate the effects of Hurricanes Katrina and Rita and recovery of costs associated with restoration including Entergy's ability to obtain financial assistance from governmental authorities in connection with these storms, the outcome of the Chapter 11 bankruptcy proceeding of Entergy New Orleans, and the impact of this proceeding on other Entergy companies, advances in technology, the potential effects of threatened or actual terrorism and war, the effects of Entergy's strategies to reduce tax payments, the effects of litigation and government investigations, changes in accounting standards, corporate governance, and securities law requirements, and Entergy's ability to attract and retain talented management and directors.

This presentation includes the non-GAAP measures of operational earnings, operational return on equity, adjusted non-fuel O&M, free cash flow and cash available when describing Entergy's results of operations and financial performance. We have prepared reconciliations of these measures to the most directly comparable GAAP measures. These reconciliations can be found on slides 22-26.

Presentation Outline

A Quick Review of 2006 Agenda and Accomplishments

- Progress continues on 2006 agenda, a year that provides the foundation for future EPS growth

A Closer Look Beyond 2006

2006 Agenda Is Centered Around Storm Recovery and Nuclear Margin Growth

2006 Key Initiatives Scorecard (as of 3/06)

	2006 Initiative	Recovery: Complete / Incomplete; Stability/Growth: Complete / Incomplete	
Utility	Commence recovery of storm costs		Obtain insurance proceeds
			Receive/advocate for federal assistance
			Obtain regulatory relief
			Remove negative watches (by rating agencies)
	Resolve ENOI bankruptcy		Finalize reorganization plan
	Improve returns at EGSI-TX		Resolve transition to competition recovery
	Implement ICT		Obtain all regulatory approvals
			Implement oversight function
	Manage utility resource requirements		Implement System Agreement decision
			Conduct an RFP for long-term resources
Nuclear	Grow top line		Capture higher prices on unsold volume
			Manage risk within acceptable limits
	Sustain operations		Sustain operating record
			Improve production costs at nuclear plants
	Manage regulatory matters		Navigate regulatory hurdles at VY
			Complete 3 license extension applications
All	Manage costs		Reinvigorate cost management initiatives

Early Progress on Our 2006 Agenda

2006 Agenda - Recent Events
As of 3/13/06

	Utility		Nuclear	
January	1/31	Issued draft RFP for long-term resources	1/27	Filed applications for 20-year license renewal at Pilgrim and VY
February	2/7	Moody's concluded review of EGSI without taking action	2/1	Sent NRC a letter of intent to submit a license renewal application for FitzPatrick
	2/22	LPSC approved interim storm cost recovery		
March	3/1	Received first insurance reimbursement of $15M for Hurricane Katrina	3/4	Began increasing output after achieving approvals for 95MW uprate at VY
	3/1	Rates effective for approved MOU – EGSI-TX TTC recovery $14.5M/yr over 15 yrs		
	3/6	MS Governor signed securitization legislation		

2006 Earnings Drivers Will Unfold Throughout the Year

Operational Earnings (excluding ENOI)
05; $/share*



0.78
1.30
1.65
0.67
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr

As-Reported (excluding ENOI)

0.77	1.29	1.62	0.51

Year Over Year Observations

- 2005 EPS considerations:
  - Storms affected results in 3Q05 (-0.09 EPS excluding ENOI) and 4Q05 (-0.01 EPS excluding ENOI)
  - Retail losses for full year were classified as a Special in 4Q05
- Entergy Nuclear is key contributor to year-over-year increase in consolidated guidance; Utility guidance essentially flat
- Some drivers occur throughout the year, i.e. higher O&M due to new plants and inflation, higher interest cost and higher contract pricing
- Other drivers will reflect timing differences, i.e., sales growth, absence of storms, and nuclear uprates will be back-end loaded

*Quarterly EPS reflects Retail discontinued operations.

2006 Will Provide the Foundation for EPS Growth in Coming Years

Operational Earnings
05-06 Guidance; $/share


4.65 Midpoint
4.50-4.80 Range
4.40
Utility, Parent & Other 0.02
Entergy Nuclear 0.28
Non-Nuclear Wholesale (0.05)
05 (excluding ENOI)
06 Guidance (excluding ENOI)

As-Reported
$4.19

$4.93 Midpoint*
$4.78-5.08 Range*

Financial Aspirations

Long-Term Aspirations
Achieve long-term earnings per share growth of 5-6%
Achieve 9% return on invested capital
Maintain net debt/net capital ratio of 50% or less
Pursue continuous improvement in credit ratings and business profile position
Target top-quartile dividend growth

*$4.93 as-reported guidance midpoint includes operational guidance midpoint of $4.65 plus $0.28 for 2006 gain on sale of Entergy-Koch, LP.

Presentation Outline

A Quick Review of 2006 Agenda and Accomplishments

A Closer Look Beyond 2006

- Opportunities being advanced to support long-term aspirations, including overall aspiration of top quartile total shareholder return

Entergy's Framework for Long-Term Growth and Value Creation Remains the Same

Entergy's Business Model

Operational Excellence | **Portfolio Management**

	Enhance the Value of What You Have	Grow the Business	Optimize the Balance Sheet for Flexibility
Utility	Implement value creating regulatory strategies	Acquire generation through Supply Plan Build new solid fuel plants	Continue economic refinancing program
Nuclear	Sell output under comprehensive hedging plan	Acquire assets Execute contracts Evaluate markets Transform assets to business	Explore opportunities for debt financing
Other	Execute cost management strategies	Execute other capital deployment/ divestment opportunities	Maintain flexibility Allocate capital at risk

Regulatory Strategies Are Designed to Align Stakeholder Interests

Regulatory Strategies

Regulation	Strategy	Jurisdictions	Estimated Timing
Retail	Formula Rate Plans	LA, MS and N.O.	Annual filings
	Rate Cases	MS AR TX	06 filing for Attala / implement 07 06 decision to file a case Can file mid-07 / effective mid-08
	Jurisdictional Separation	EGSI-LA / TX	Targeted mid-07
Federal	System Agreement	All	06-07 implement FERC decision LT develop replacement agreement
	Independent Coordinator of Transmission	AR, LA, MS and N.O.	06 obtain final approvals 06-07 implement

Texas Rate Case Effective in 2008 Offers Opportunity to Fully Restore Returns to an Acceptable Level

Entergy Gulf States-Texas
Operational ROE*
03 and 05; %

Entergy Gulf States-Texas
Earnings
05; $M



Allowed 10.95
6.6
8.2
Pre-Rate Case
03
Current
05
78
26
104
05
Shortfall
05 @ 10.95%
Allowed ROE

As-Reported	(3.0)	8.2

Consistent with management's allocation of capital between the jurisdictions.

Jurisdictional Separation Targeted for Mid 2007 Will Open New Avenues in Both Jurisdictions

Entergy Gulf States Alternatives
Before and After Jurisdictional Separation

	Today	After Jurisdictional Split
Regulated Utility	Joint capitalization for both jurisdictions Joint resource planning for two jurisdictions Jointly owned transmission and generation	Separate capitalization reflective of today's debt/equity mix Tailored resource planning for each jurisdiction Transmission split at state line; Generation split evaluation continues
Retail Open Access (ROA)	Jurisdictional separation facilitates ROA implementation in Texas	3 Qualified Power Region options being considered: - Entergy's ICT - ERCOT - SPP ROA is Texas Legislature's desired end state

Market Prices for Entergy Nuclear Fleet Enhances Growth Prospects and Requires Vigilant Risk Management

Revenue Growth Opportunity and Risk

08E; Market Price in $/MWh (x-axis) vs. Revenue in $B (y-axis)



08E Revenue
08 forward prices
2.5
2.0
1.5
1.0
0.5
0.0
08E Sold + Unsold Revenue
05 Revenues
08E Sold Revenue
40
50
60
70
80
Average Market Price

Price Opportunity/Risk:

- 43% of planned 2008 generation unsold at 4Q05
    - Planned unsold generation increases to 83% by 2010
- Requires ongoing balancing of potential return opportunity and risk

Reinvigorated Cost Management Initiatives Are Expected to Partially Offset Inflation Effects

Inflation Trends
92-05; %


8
6
4
2
0
CPI - Medical Costs
CPI - All
92
94
96
98
00
02
04

Source: Bureau of Labor Statistics and Economy.com

Non-Fuel O&M Expense*
03-05; $B*


2.8
2.5
2.3
2.0
As-Reported
Adjusted*
Inflation
03
04
05
+1 Year
+2 Years

Cost Management Objective: Offset Inflation
05 and Inflation Rate; $M


Rules of Thumb
2,285
23
69
114
05
1%
3%
5%
Rate of Inflation

*Non-fuel O&M Expense is adjusted for severance plan in 03 and reflects deconsolidation of Entergy New Orleans in all years.

Other Capital Deployment Alternatives Are Continually Evaluated

Projected Cash Available for Deployment
06-08; $B



2.8
(1.5)
Debt
0.8
0.2
Equity
2.3
Free Cash Flow
Common Dividends
Debt Capacity and Equity
06-08 Cash Available

Cash flow from operating activities
7.3

Capital Deployment Tactics

Tactic	Deployment Method
Investments	• Cash on hand • Debt • Equity
Debt repayments	• Maturity • Repay revolvers • Call bonds
Equity purchases	• Open market purchases • Dutch Auction
Dividend increases	• Align with EPS growth • Stepwise increase • Lump sum

Asset Acquisitions and M&A Are Possibilities With Many Ways to Transact

Portfolio Transformation / M&A

Transaction Criteria

Timeless		*Timing*
Strategic Rationale	Financial Impact	Ability to Transact

Areas of Interest

1. **Assets**
   - CCGT and solid fuel plants for the Utility to fill long-term base load and load following requirements
   - Non-utility nuclear plants in U.S.
2. **Contracts**
   - Nuclear management contracts in U.S. and select international markets
3. **M&A**
   - Utilities/assets that utilize legacy positions to derive significant, retainable synergies, offer new products/ market solutions or increase efficiency
4. **Divestitures**
   - Low performing or non-core assets or high-performing assets worth more to buyer than to Entergy

Supply Plan Initiative Is Evaluating Construction of a New Solid Fuel Plant

Solid Fuel Self-Build Alternative
To be evaluated in 06 RFP

Unit	Repower Little Gypsy 3
Owner	Entergy Louisiana
Location	LaPlace, Louisiana
Capacity	~500 MW
Technology	Circulating Fluidized Bed
Fuel	Coal and/or pet coke
In-Service	Projected in 2011
Advantages	• Within Amite South region • Proximity to potential fuel sources • On the Mississippi River for fuel delivery • Infrastructure in place

Pet Coke Facts

- By-product of refinery process
- Production is likely to rise as refineries switch to heavier crude
- Over 50% of marketable pet coke is produced in the Gulf Coast
- 75% of production currently exported

Refinery Locations*


Little Gypsy

*Locations of oil refineries shown may not all produce marketable pet coke.

Entergy Is Preserving Its Option to Participate in the Next Generation of Nuclear Development

New Nuclear Pursuits / Events

Construction and Operating License (COL) at Grand Gulf (NuStart / DOE matching funds)



COL at River Bend (Entergy)



Early Site Permit (ESP) at Grand Gulf (Entergy / DOE matching funds)



Construction and operation incentives for new nuclear in Energy Policy Act of 2005

"Option" Cost: 2 COLs and ESP

Estimated total costs to obtain; $M


95-120
50
Market Rate
Entergy's Cost, Net of DOE Sharing

Creating Value Through Operational Excellence and Portfolio Management

Illustrative

Strategic Platform Continuum

Strategic Profile	Risk Profile (Low — High)	Target Leverage	Business Drivers	Value Creation	Value Distribution
Regulated Utility Company	Stable	> Today's target for ETR	Economic factors; regulation	Reliability and regulatory relationships	Dividends
Integrated Utility Company	Diversified	= Today's 45-50% ETR target	Combination of utility and nuclear drivers	Diversifying "pure play" risks / benefits	Share repurchases and dividends
Nuclear Company	Volatile	< Today's target for ETR	Commodity prices; operating record; regulation	Cost and risk management; commodity cycles	Share repurchases; lump sum dividends

Regulated Utility Company – Example transactions: *Utility companies; supply plan generation acquisitions and new construction; transmission investments; nuclear divestiture / spin-off*

Integrated Utility Company – Example transactions: *Utility and non-utility nuclear acquisitions; nuclear operating contracts; construction of new plants within and outside utility service territory*

Nuclear Company – Example transactions: *Non-utility nuclear acquisitions; nuclear operating contracts; construction of new non-utility nuclear plants; utility divestiture / spin-off*

Key Takeaways

<u>2006: Stability, Recovery and Growth</u>

- Successful execution of our 2006 agenda will lay the foundation for achieving long-term aspirations

<u>Beyond 2006: Long-term Growth and Value Creation</u>

- Our strategic focus—on operational excellence and portfolio management—is unchanged
- Growth initiatives with clear line of sight include continuing to pursue regulatory strategies aligning stakeholder interests, and nuclear margin, productivity and cost improvements
- Capital deployment is also key—our cash position is robust enough to support portfolio transformation strategies such as asset acquisitions, new contracts, divestitures or M&A
- Our overall goal is unchanged—we strive to create value that can be distributed to owners

A Focus on Rebuilding -
A Vision for Growth

Morgan Stanley
13th Annual Global Electricity & Energy Conference

Leo Denault
Executive Vice President and Chief Financial Officer
March 16, 2006

Entergy®

Appendix

Appendix: Reg G Reconciliations

Table 1: Earnings - Reconciliation of GAAP to Non-GAAP Measures
2005 Actual and 2006 Guidance
($ per share)

		2005 Actual	2006 Guidance
Consolidated As-Reported Earnings		4.19	
Less Entergy New Orleans		-	
As-Reported excluding Entergy New Orleans	(a)	4.19	4.78-5.08
Less Special Items			
Utility, Parent & Other			
Retail business impairment reserve		(0.12)	-
Retail business discontinued operations		(0.09)	-
Total Utility, Parent & Other		(0.21)	-
Competitive Businesses			
Entergy Nuclear		-	-
Energy Commodity Services			
2006 Gain on sale of Entergy-Koch, LP		-	0.28
Subtotal		-	0.28
Total Competitive Businesses		-	0.28
Total Special Items	(b)	(0.21)	0.28
Consolidated Operational Earnings excluding Entergy New Orleans	(a)-(b)	4.40	4.50-4.80

Appendix: Reg G Reconciliations

Table 2: Earnings - Reconciliation of GAAP to Non-GAAP Measures
First Quarter through Fourth Quarter 2005
($ per share)

		2005			
		1Q	2Q	3Q	4Q
Consolidated As-Reported Earnings		0.79	1.33	1.65	0.43
Less Entergy New Orleans		0.02	0.04	0.03	(0.08)
As-Reported excluding Entergy New Orleans	(a)	0.77	1.29	1.62	0.51
Less Special Items					
Utility, Parent & Other					
Retail business impairment reserve		-	-	-	(0.12)
Retail business discontinued operations		(0.01)	(0.01)	(0.03)	(0.04)
Total Utility, Parent & Other		(0.01)	(0.01)	(0.03)	(0.16)
Competitive Businesses					
Entergy Nuclear		-	-	-	-
Energy Commodity Services		-	-	-	-
Total Competitive Businesses		-	-	-	-
Total Special Items	(b)	(0.01)	(0.01)	(0.03)	(0.16)
Consolidated Operational Earnings excluding Entergy New Orleans	(a)-(b)	0.78	1.30	1.65	0.67

Quarterly EPS may not foot to full year due to rounding.

Appendix: Reg G Reconciliations

Table 3: Return on Equity - Entergy Gulf States-Texas
Reconciliation of GAAP to Non-GAAP Measures
2003 and 2005
(%)

		2003	2005
As-Reported ROE	(a)	(3.0)	8.2
Less Special Items			
Voluntary severance plan		(0.8)	-
SFAS implementation		(0.2)	-
River Bend loss provision		(8.6)	-
Total special items	(b)	(9.6)	-
Operational ROE	(a)-(b)	6.6	8.2

Appendix: Reg G Reconciliations

Table 4: Non-Fuel O&M - Reconciliation of GAAP to Non-GAAP Measures 2003-2005 ($ in millions)		2003	2004	2005
As-Reported Non-Fuel O&M	(a)	2,584	2,434	2,285
Less Adjustments				
Utility				
Voluntary severance plan		95	-	-
Deconsolidation of Entergy New Orleans		103	102	-
Total		198	102	-
Entergy Nuclear				
Voluntary severance plan		77	-	-
Total	(b)	275	102	-
Adjusted Non-Fuel O&M	(a)-(b)	2,309	2,332	2,285

Appendix: Reg G Reconciliations

Table 5: Projected Cash Available - Reconciliation of GAAP to Non-GAAP Measures
2006-2008
($ in billions)

		2006-2008
Net cash flow provided by operating activities	(a)	7.3
Less:		
Net nuclear fuel purchases		0.4
Decommissioning trust contributions		0.4
Planned capital expenditures		3.6
Preferred dividends		0.1
Free cash flow	(b)	2.8
Common dividends	(c)	(1.5)
Net share repurchases (includes repurchases under existing program net of equity units conversion and remaining sale proceeds)	(d)	0.2
Additional debt capacity (net of maturities)	(e)	0.8
Net Cash Available for New Investment, Debt or Equity Repayment, Dividend Increase	(b)+(c)+(d)+(e)	2.3